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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               November 26, 2002
                             ----------------------
                Date of Report (Date of Earliest Event Reported)

                        HUMPHREY HOSPITALITY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Virginia                     0-25060                  52-1889548
     --------------------          -----------------         ------------------
 (State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                              7170 Riverwood Drive
                            Columbia, Maryland 21046
                    ---------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (443) 259-4900
                            ------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                           ------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

Refinancing Our Debt
--------------------

As of September 30, 2002, we had long-term debt of approximately $92.2 million consisting of notes, mortgages payable and bonds. Our primary lenders included Wells Fargo Bank (formerly Marquette Capital Bank, N.A.), Fleet National Bank, Mercantile Safe Deposit and Trust Company, U.S. Bank and First National Bank of Omaha.

On November 26, 2002, we entered into a new $40 million mortgage loan with Greenwich Capital Financial Products, Inc. ("Greenwich"). The new loan bears interest at a fixed rate of 7.5% per year, matures in December 2012 and is secured by first mortgages on 32 of our hotel properties that previously secured our loans from Wells Fargo, Fleet and Mercantile. The proceeds of this new loan were used to repay in their entirety our existing loans from Wells Fargo and Fleet ($11.5 million and $10.0 million outstanding, respectively), and to repay a portion of our loan from Mercantile ($16.4 million repaid; $4.9 million remains outstanding). The remaining loan proceeds were primarily used to establish real estate tax, insurance, and capital expenditure reserves.

The above description is only a summary. Reference is hereby made to the Loan Agreement, Promissory Note, Guaranty and Pledge and Security Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, for a complete description of our new financing.

As a result of the refinancing, our aggregate annual principal payments and payments to bond sinking funds as of November 2002 are as follows:

                                                (in thousands)
                       2002.................        $    6,054
                       2003.................        $    7,787
                       2004.................        $   16,415
                       2005.................        $    3,913
                       2006.................        $    2,041
                       Thereafter                   $   56,648
                                                     ---------
                             Total..........        $   92,858
                                                     ---------

Our $10.7 million revolving credit facility with U.S. Bank (the "Bank"), with an outstanding balance of $6.0 million as of November 30, 2002, became due on October 31, 2002. The Bank initially extended the maturity date to November 30, 2002 and subsequently elected to extend the maturity date to December 31, 2002 to allow time to attempt to arrange for the underwriting of a requested three-year extension of the credit facility's maturity date. Although we expect to complete the extension of this financing in December 2002, the extension is subject to a number of conditions and contingencies and there can be no assurance that we will complete the refinancing or complete it on the terms described above.

Amendment of Operating Lease with our TRS Lessee
------------------------------------------------

We lease all of our hotels to our wholly-owned taxable REIT subsidiary, TRS Leasing, Inc. and its subsidiaries (our "TRS Lessee") pursuant to a master lease (the "Master Lease"). The Master Lease previously required our TRS Lessee to pay us quarterly percentage rent equal to 26% of quarterly room revenues through December 31, 2003, increasing to 30% of quarterly room revenues for the remainder of the initial five-year term expiring December 31, 2006. In connection with the Greenwich refinancing described above, Greenwich required us to negotiate a new lease (the "New Lease") with our TRS Lessee with respect to the 32 hotel properties securing the new loan, extending the term of the lease to ten years, concurrent with the term of the new loan. In addition, we have amended and restated the Master Lease (the "Amended Lease") to reflect the same changes with respect to the remaining hotel properties.

Effective November 26, 2002, the New Lease and the Amended Lease require payment of rents equal to 30% of quarterly room revenues throughout the lease term, and provide for a reduction in the rents to 25% of quarterly room revenues in the event we contribute to our TRS Lessee all of the personal property currently used in the operation of our hotels. We have elected to capitalize our TRS Lessee as described above, and accordingly, the rents have been set at 25% of the quarterly room revenues for the period beginning January 1, 2002 and ending November 25, 2012.

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The above description is only a summary. Reference is hereby made to the Master
Lease Agreement and First Amended and Restated Master Lease Agreement, copies of which are filed as Exhibits 10.5 and 10.6 hereto, respectively, for a complete description of the amended leases.

Amendment of Hotel Management Agreement

Our management agreement requires us to pay an annual base management fee to Humphrey Hospitality Management, Inc. equal to 6% of total hotel revenues, plus any incentive fees earned for the remainder of the initial five-year term expiring September 30, 2005. In connection with the Greenwich refinancing described above, we were required to amend the terms of our management agreement (the "Agreement"), to extend the initial term to November 2007, and to provide for an additional five-year extension of the Agreement upon the occurrence of certain conditions. The amended Agreement requires payment of a 6% base management fee plus any incentive fees earned through December 31, 2003, and a 5% base management fee plus any incentive fees earned for each remaining year of the Agreement's term.

The above description is only a summary. Reference is hereby made to the First Amended and Restated Hotel Management Agreement, a copy of which is filed as
Exhibit 10.7 hereto, for a complete description of the amended management agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits

               10.1 Loan Agreement dated as of November 26, 2002, by and among Solomons Beacon Inn Limited Partnership, TRS Subsidiary, LLC and Greenwich Capital Financial Products, Inc.

               10.2 Promissory Note between Solomons Beacon Inn Limited Partnership and TRS Subsidiary, LLC and Greenwich Capital Financial Products, Inc. dated as of November 26, 2002

               10.3 Guaranty of Recourse Obligations made by Humphrey Hospitality Trust, Inc., as guarantor, in favor of Greenwich Capital Financial Products, Inc., dated as of November 26, 2002

               10.4 Pledge and Security Agreement by Humphrey Hospitality Trust, Inc., Humphrey Hospitality Limited Partnership, TRS Leasing, Inc. and Solomons GP, LLC, for the benefit of Greenwich Capital Financial Products, Inc. dated as of November 26, 2002

               10.5 Master Lease Agreement dated as of November 26, 2002, between Solomons Beacon Inn Limited Partnership, as lessor, and TRS Subsidiary, LLC, as lessee

               10.6 First Amended and Restated Master Lease Agreement dated as of November 26, 2002, between Humphrey Hospitality Limited Partnership and E&P Financing Limited Partnership, as lessors, and TRS Leasing Subsidiary, LLC, as lessee, and Solomons Beacon Inn Limited Partnership as withdrawing lessor

               10.7 First Amended and Restated Hotel Management Agreement between TRS Leasing, Inc., TRS Subsidiary, LLC and Humphrey Hospitality Management, Inc. dated November 26, 2002

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUMPHREY HOSPITALITY TRUST, INC.

December 17, 2002                       /S/ Michael M. Schurer
                                        -----------------------
                                        Michael M. Schurer
                                        Chief Financial Officer

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                        HUMPHREY HOSPITALITY TRUST, INC.
                                INDEX TO EXHIBITS

Exhibit Number

10.1 Loan Agreement dated as of November 26, 2002, by and among Solomons Beacon Inn Limited Partnership, TRS
              Subsidiary, LLC and Greenwich Capital Financial
              Products, Inc.

10.2          Promissory Note between Solomons Beacon Inn Limited
              Partnership and TRS Subsidiary, LLC and Greenwich Capital Financial Products, Inc. dated as of November 26, 2002

10.3 Guaranty of Recourse Obligations made by Humphrey Hospitality Trust, Inc., as guarantor, in favor of Greenwich Capital Financial Products, Inc., dated as of November 26, 2002

10.4 Pledge and Security Agreement by Humphrey Hospitality Trust, Inc., Humphrey Hospitality Limited Partnership, TRS Leasing, Inc. and Solomons GP, LLC, for the benefit of Greenwich Capital Financial Products, Inc. dated as of November 26, 2002

10.5 Master Lease Agreement dated as of November 26, 2002, between Solomons Beacon Inn Limited Partnership, as lessor, and TRS Subsidiary, LLC, as lessee

10.6 First Amended and Restated Master Lease Agreement dated as of November 26, 2002, between Humphrey Hospitality Limited Partnership and E&P Financing Limited
              Partnership, as lessors, and TRS Leasing Subsidiary, LLC, as lessee, and Solomons Beacon Inn Limited
              Partnership as withdrawing lessor

10.7 First Amended and Restated Hotel Management Agreement between TRS Leasing, Inc., TRS Subsidiary, LLC and Humphrey Hospitality Management, Inc. dated November 26, 2002